UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009 enherent Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	0-23315	13-3914972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Wood Avenue South

Suite 400

Iselin, NJ 08830

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 603-3859

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Accountant.

enherent Corp. (the “Company”) dismissed Cornick, Garber & Sandler, LLP (“Cornick”) as its independent registered public accounting firm on April 27, 2009. Cornick became the Company’s auditors on May 10, 2005, following the completion of a merger transaction between the Company and Dynax Solutions, Inc. The Audit Committee of the Company’s Board of Directors approved the dismissal of Cornick.

During the fiscal years ended December 31, 2007 and 2008 and through the date hereof, between the Company and its accountants, there have been: (i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K); and (iii) no adverse opinions or disclaimer of opinions in the Company’s financial statements, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principle.

From May 10, 2005, through the date hereof, Cornick had not issued any reports or opinions and there have been no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided Cornick a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and requested that Cornick furnish it with a letter addressed to the SEC stating that Cornick agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 28, 2009 furnished by Cornick in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Independent Accountant.

The Audit Committee of the Board of Directors also approved the Company’s selection of RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2009. On April 27, 2009, the Company formally retained RBSM by executing an engagement letter dated April 9, 2009.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008, any subsequent interim period through April 27, 2009, the Company did not consult with RBSM regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by RBSM on the Company’s financial statements. Further, RBSM did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
16.1	Letter furnished by Cornick, Garber & Sandler, LLP to the Securities and Exchange Commission, dated April 28, 2009, indicating their agreement with the statements contained in this Form 8-K filing (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date: April 28, 2009	By:	/s/ Pamela Fredette
Pamela Fredette
Chairman, Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter furnished by Cornick, Garber & Sandler, LLP to the Securities and Exchange Commission, dated April 28, 2009, indicating their agreement with the statements contained in this Form 8-K filing (filed herewith).